Exhibit 10. 26

Execution Version

CERTAIN CONFIDENTIAL INFORMATION (MARKED BY BRACKETS AS “[***]”) HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

NOTE PURCHASE AGREEMENT

by and among

HARVEST HEALTH & RECREATION INC.

and

BRIDGING FINANCE INC., AS AGENT

NOTE PURCHASE AGREEMENT

Dated as of December 31, 2019

This Note Purchase Agreement (together with the Exhibits attached hereto, this “Agreement”), dated as of the date first set forth above (the “Effective Date”), is entered into by and among Harvest Health & Recreation Inc., a British Columbia corporation (the “Issuer”), and Bridging Finance Inc., as agent for any of the funds managed or advised by Bridging Finance Inc. (the “Lender”). The Issuer and the Lender may be referred to herein individually as a “Party” and collectively as the “Parties.”

WHEREAS, Harvest Cheyenne Holdings, LLC, a Nevada limited liability company (“Buyer”) desires to purchase (the “Acquisition”) all of the issued and outstanding membership interests (as hereinafter defined) of GreenMart of Nevada LLC, a Nevada limited liability company (the “Target”) pursuant to the terms of a Membership Interest Purchase Agreement, dated as of the date hereof (as amended, modified, restated or replaced from time to time, the “Purchase Agreement”), by and among (i) Buyer, (ii) Target, (iii) F&L Investments LLC , a Nevada limited liability company (the “Member”), (iv) MJAR Holdings Corp., a Delaware corporation (“MJAR Holdings”), and (v) MJardin Group, Inc., an Ontario corporation (“MJardin Group”); and

WHEREAS, in connection with the Acquisition, on the terms and subject to the conditions set forth herein, MJAR Holdings desires to assign the Cultivation Facility Lease (as defined in the “Purchase Agreement”) to Buyer (or its designated assigns), and Buyer (or its designated assigns) desires to assume the obligations of MJAR Holdings under the Cultivation Facility Lease;

WHEREAS, the Issuer is party to that certain Trust Indenture, dated as of December 20, 2019, by and between the Issuer, as issuer, and Odyssey Trust Issuer, as trustee (as amended, modified, restated or replaced from time to time, the “Trust Indenture”), pursuant to which the Issuer may issue senior secured notes to various investors (as existing from time to time, the “Senior Secured Notes”); and

WHEREAS, the Lender previously subscribed for and was issued Senior Secured Notes in the aggregate principal amount of $63,248,000; and

WHEREAS, in order to fund a portion of the Acquisition, the Lender, contemporaneous with the closing of the Acquisition, will subscribe for and purchase an additional $20,000,000 of Senior Secured Notes (the “Additional Senior Secured Debt”); and

WHEREAS, the Board of Directors of the Issuer (the “Board”) has authorized the issuance of convertible promissory notes (the “Convertible Notes” such term to include any such notes issued in substitution therefor) in the aggregate principal amount of up to $15,000,000.00, and the Lender, in order to fund the remaining purchase price of the Acquisition, wishes to purchase the Convertible Notes on the terms and conditions provided for herein; and

WHEREAS, the Issuer and Buyer intend to use the proceeds from the Additional Senior Secured Debt and the Convertible Note funded on the date hereof to make a convertible loan to the Target, the Member, and MJardin Group pursuant to a Secured Convertible Promissory note dated as of the date hereof, in the stated principal amount of US$30,000,000.00, executed by the Target, the Member, and MJardin Group in favor of Buyer (as amended, modified, restated or replaced from time to time, the “MJAR-Harvest Note”), which MJAR-Harvest Note shall be secured (the “MJAR-Harvest Security Interest”) pursuant to the terms of a Security Agreement, executed by MJardin Group and the Member, in favor of Buyer (“MJAR-Harvest Security Agreement”); and

WHEREAS, pursuant to the MJAR-Harvest Note, the Buyer shall have the right, exercisable immediately upon regulatory approval of the Acquisition as contemplated by the Purchase Agreement, to convert all of the indebtedness it is owed from the Target into membership interests in the Target such that after such conversion the Buyer shall be the sole member of the Target.

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements contained herein, and intending to be legally bound hereby, the Parties agree as follows:

Article I
DEFINED TERMS

Section 1.1 Definitions. The following terms, as used herein, have the following meanings:

(a) “Affiliate” means, with respect to any Person, any other Person directly or indirectly Controlling, Controlled by, or under common Control with such Person.

(b) “Business Day” means any day that is not a Saturday, Sunday or other day on which banking institutions in Delaware are authorized or required by law or executive order to close.

(c) “Canadian Securities Laws” means the Securities Act (Ontario) and the securities laws of any other province or territory of Canada, if applicable, and the rules, regulations and policies of any Canadian securities regulatory authority administering such securities laws, as the same shall be in effect from time to time.

(d) “Control” of a Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract, or otherwise. “Controlled”, “Controlling” and “under common Control with” have correlative meanings. Without limiting the foregoing a Person (the “Controlled Person”) shall be deemed Controlled by (a) any other Person (the “10% Owner”) (i) owning beneficially, as meant in Rule 13d-3 under the Exchange Act, securities entitling such Person to cast 10% or more of the votes for election of directors or equivalent governing authority of the Controlled Person or (ii) entitled to be allocated or receive 10% or more of the profits, losses, or distributions of the Controlled Person; (b) an officer, director, general partner, partner (other than a limited partner), manager, or member (other than a member having no management authority that is not a 10% Owner ) of the Controlled Person; or (c) a spouse, parent, lineal descendant, sibling, aunt, uncle, niece, nephew, mother-in-law, father-in-law, sister-in-law, or brother-in-law of an Affiliate of the Controlled Person or a trust for the benefit of an Affiliate of the Controlled Person or of which an Affiliate of the Controlled Person is a trustee.

(a) “Governmental Authority” means any federal, state, provincial, local or foreign government or political subdivision thereof, or any agency or instrumentality of such government or political subdivision, or any self-regulated organization or other non-governmental regulatory authority or quasi-governmental authority (to the extent that the rules, regulations or orders of such organization or authority have the force of Law), or any arbitrator, court or tribunal of competent jurisdiction.

(b) “Law” means any domestic or foreign, federal, state, provincial, municipality or local law, statute, ordinance, code, rule, or regulation.

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(c) “Ordinary Course of Business” means an action which is taken in the ordinary course of the normal day-to-day operations of the Person taking such action consistent with the past practices of such Person, is not required to be authorized by the board of directors or other governing body of such Person (or by any Person or group of Persons exercising similar authority) and is similar in nature and magnitude to actions customarily taken, without any authorization by the board of directors or other governing body (or by any Person or group of Persons exercising similar authority), in the ordinary course of the normal day-to-day operations of other Persons that are in the same line of business as such Person.

(d) “Person” means an individual, corporation, partnership (including a general partnership, limited partnership or limited liability partnership), limited liability company, association, trust or other entity or organization, including a Governmental Authority, domestic or foreign, or political subdivision thereof, or an agency or instrumentality thereof.

(e) “Put Option Agreement” means that certain Put Option Agreement, dated as of December 20, 2019, by and among the Lender, the Issuer, Harvest Dispensaries, Cultivations & Production Facilities LLC, and Harvest Enterprises, Inc.

(f) “Representative” means, with respect to any Person, any and all directors, officers, employees, consultants, financial advisors, counsel, accountants and other agents of such Person.

(g) “Transaction Documents” means, collectively, this Agreement; the Convertible Notes; and all other documents, instruments or agreements entered in connection herewith or therewith, each as amended or otherwise modified from time to time, and all modifications, renewals, replacements, extensions and rearrangements thereof and substitutions and replacements therefor.

Section 1.2 Interpretive Provisions. Unless the express context otherwise requires:

(a) the words “hereof,” “herein,” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement;

(b) terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa;

(c) the terms “Dollars” and “$” mean United States Dollars;

(d) references herein to a specific Section, Subsection, Recital or Exhibit shall refer, respectively, to Sections, Subsections, Recitals or Exhibits of this Agreement;

(e) wherever the word “include,” “includes,” or “including” is used in this Agreement, it shall be deemed to be followed by the words “without limitation”;

(f) references herein to any gender shall include each other gender;

(g) references herein to any Person shall include such Person’s heirs, executors, personal Representatives, administrators, successors and assigns; provided, however, that nothing contained in this Section 1.2(g) is intended to authorize any assignment or transfer not otherwise permitted by this Agreement;

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(h) references herein to a Person in a particular capacity or capacities shall exclude such Person in any other capacity;

(i) references herein to any contract or agreement (including this Agreement) mean such contract or agreement as amended, supplemented or modified from time to time in accordance with the terms thereof;

(j) with respect to the determination of any period of time, the word “from” means “from and including” and the words “to” and “until” each means “to but excluding”;

(k) references herein to any Law or any license mean such Law or license as amended, modified, codified, reenacted, supplemented or superseded in whole or in part, and in effect from time to time; and

(l) references herein to any Law shall be deemed also to refer to all rules and regulations promulgated thereunder.

Article II
SALE OF NOTES

Section 2.1 Authorization of Notes. The Issuer has authorized the issuance and sale of an aggregate principal amount of $15,000,000.00 of its Convertible Notes. The Convertible Notes shall be substantially in the form of Exhibit A attached hereto.

Section 2.2 Purchase and Sale. Subject to the terms and the conditions of this Agreement, at the Closings provided for in Section 3.1, the Issuer will issue and sell to the Lender, and the Lender severally and not jointly will purchase from the Issuer, the Convertible Notes in the principal amounts specified in each Convertible Note.

Article III
CLOSING; Deliveries; CONDITIONS

Section 3.1 Closings. The closing of the issuance, sale and purchase of the Convertible Notes to the Lender shall take place as follows (each, a “Closing,” and collectively, the “Closings”).

(a) The initial Closing shall take place at the primary offices of the Issuer on the Effective Date, or at such other time and place as the Issuer and the Lender agree in writing.

(b) The second Closing shall take place upon the closing of the Acquisition, or at such other time and place as the Issuer and the Lender agree in writing (such date and time of each Closing, each a “Closing Date”).

(c) The date and time of each Closing shall be referred to as a “Closing Date”. At each Closing, the Issuer shall deliver to the Lender at such Closing a Convertible Note representing the principal amount that the Lender has agreed to loan the Issuer at the Closing against delivery to the Issuer by the Lender of the total purchase price for such Convertible Note as set forth in such Convertible Note, such amount to be paid by wire transfer of immediately available funds to the Issuer. If at the Closing any of the conditions specified in Section 3.5 shall not have been fulfilled or waived, the Lender participating in such Closing shall, at its election, be relieved of all of its obligations under this Agreement to be performed at the Closing without thereby waiving any other rights it may have by reason of such failure or such non-fulfillment.

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Section 3.2 Deliveries by the Issuer. Concurrently with the execution and delivery of this Agreement, the Issuer shall deliver, or cause to be delivered, the following to the Lender:

(a) on the date hereof, (i) a Convertible Note duly executed by the Issuer, (ii) Guaranty and Security Agreement (the “Guaranty and Security Agreement”), pursuant to which (A) Buyer and Harvest DCP of Nevada, LLC, a Nevada limited liability company (“HDCPNV”), each guarantee the obligations of the Issuer in respect of the Convertible Note and (B) Buyer and HDCPNV grant a security interest in certain collateral (collectively, the “Security”);

(b) on each subsequent applicable Closing Date, a Convertible Note duly executed by the Issuer.

Section 3.3 Deliveries by The Lender. At each Closing, the Lender shall deliver an amount equal to the principal value of the loan being made at the applicable Closing to the Issuer by wire transfer of immediately available funds.

Section 3.4 Issuer’s Closing Conditions. The obligations of the Issuer to issue the Convertible Notes to the Lender at each Closing is subject to the satisfaction at or before the Closing Date of the following conditions:

(a) All of the representations and warranties of the Lender contained in this Agreement shall be true and correct in all material respects, other than any representations or warranties qualified as to materiality, which shall be true and correct in all respects, in each case when made and on and as of the Closing Date (with the same effect as though such representations and warranties had been made on and as of the Closing Date), except for such representations and warranties which are made as of a specified date, which shall be true and correct in all respects or in all material respects, as applicable, as of such date.

(b) The Lender shall have performed or complied with all covenants and conditions required by this Agreement to be performed or complied with by the Lender prior to or at the Closing.

(c) The Lender shall have delivered to the Issuer the amount of the loan being made at the applicable Closing by wire transfer of immediately available funds.

(d) With respect to the Closing on the Effective Date, (A) the Lender shall have delivered (i) a release of the Lender’s security interest in all assets of the Target, and (ii) a termination of the Put Option Agreement, each in form and substance reasonably acceptable to the Issuer and (B) the Buyer and the Lender shall have entered into a subordination and postponement agreement (the “Subordination Agreement”) permitting the Buyer to a take a subordinated security interest in the “Collateral” as such term is used and defined in the MJAR-Harvest Security Agreement.

Section 3.5 Lender’s Closing Conditions. The Lender’s obligation to purchase and pay for the Convertible Notes to be sold to the Lender at its respective Closing is subject to the satisfaction at or before the Closing Dates of the following conditions:

(a) All of the representations and warranties of the Issuer contained in this Agreement shall be true and correct in all material respects, other than any representations or warranties qualified as to materiality, which shall be true and correct in all respects, in each case when made and on and as of the Closing Date (with the same effect as though such representations and warranties had been made on and as of the Closing Date), except for such representations and warranties which are made as of a specified date, which shall be true and correct in all respects or in all material respects, as applicable, as of such date.

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(b) The Issuer shall have performed or complied with all covenants and conditions required by this Agreement to be performed or complied with by the Issuer prior to or at the Closing.

Article IV
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Issuer represents and warrants to the Lender that:

Section 4.1 Corporate Existence. The Issuer has been duly incorporated and is a valid and subsisting corporation under the laws of British Columbia and is duly qualified to carry on business in the Province of British Columbia. The Buyer is a wholly owned indirect subsidiary of the Issuer and has been duly incorporated and is a valid and subsisting corporation under the laws of its jurisdiction of formation and is duly qualified to carry on business in all jurisdictions where it carries on business.

Section 4.2 Authorization. Each of the Issuer and the Buyer has the full corporate right, power and authority to execute this Agreement and all other agreements, documents and certificates to which each is a party and that are necessary or desirable in connection herewith and to perform all of their respective obligations pursuant thereto, as applicable. This Agreement and all other agreements, documents and certificates delivered to the Lender in connection herewith have been or will be on the applicable Closing Date duly authorized by all necessary corporate action on the part of the Issuer and the Buyer, as applicable, and will constitute valid obligations of the Issuer and/or the Buyer, as the case may be, legally binding upon the Issuer and enforceable in accordance with their respective terms, subject to the fact that enforceability may be affected by bankruptcy, insolvency, arrangement, liquidation, moratorium, reorganization or other similar laws of general application relating to or affecting the enforcement of creditors’ rights generally and by general principles of equity, including, without limitation, the fact that equitable remedies (such as specific performance and injunctive relief) may only be awarded in the discretion of a court (the “Bankruptcy and Equity Exceptions”).

Section 4.3 Binding Agreement. This Agreement has been duly executed and delivered by the Issuer and, assuming due and valid authorization, execution and delivery hereof by the Lender, this Agreement constitutes, and, upon execution and delivery thereof, each Convertible Note will constitute a valid and binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms, except as limited by the Bankruptcy and Equity Exceptions.

Section 4.4 Purchase Agreement and MJAR Harvest Note. Attached hereto as Exhibit B is the Purchase Agreement as it is exists on the date of this Agreement, and attached hereto as Exhibit C is the only MJAR-Harvest Note as it exists on the date of this Agreement.

Section 4.5 No Consent. No consent, approval, authorization or order of, or any filing or declaration with any governmental authority or any other person is required for the consummation by the Issuer of any of the transactions on its part contemplated under this Agreement.

Section 4.6 No Conflict. None of the execution, delivery, or performance of this Agreement, and the consummation of the transactions contemplated hereby, conflicts or will conflict with, or (with or without notice or lapse of time, or both) result in a termination, breach or violation of (i) any instrument, (including constating documents and shareholder and director resolutions or the like applicable to the Issuer), contract or agreement to which the Issuer is a party or by which it is bound; or (ii) any federal, state, provincial, local or foreign law, ordinance, judgment, decree, order, statute, or regulation, or that of any other governmental body or authority, applicable to the Issuer.

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Section 4.7 MJAR-Harvest Security Agreement. The MJAR-Harvest Security Interest under the MJAR-Harvest Security Agreement has been perfected (by registration, where required) under the laws of all applicable jurisdictions to secure payment and performance of the obligations owing pursuant to the MJAR-Harvest Note.

Article V
REPRESENTATIONS AND WARRANTIES OF THE LENDERS

The Lender represents, warrants and acknowledges to, and covenants and agrees with, the Issuer as follows:

Section 5.1 Power and Qualification. The Lender is an entity and has all requisite power and authority to carry on its business as presently conducted and as proposed to be conducted.

Section 5.2 Authority. The Lender has the right, power, authority and capacity to execute and deliver this Agreement, to consummate the transactions contemplated hereby and to perform its obligations under this Agreement. This Agreement and the other Transaction Documents constitute the legal, valid and binding obligations of the Lender, enforceable against the Lender in accordance with the terms hereof, except as may be limited by the Bankruptcy and Equity Exceptions. The execution and delivery of this Agreement and performance by Lender of the transactions contemplated herein have been duly authorized by all necessary action on the part of Lender.

Section 5.3 Registration. The Agent is, and will remain until the completion of the Offering, appropriately registered under Canadian Securities Laws so as to permit it to lawfully fulfill its obligations hereunder.

Section 5.4 No Consent. No consent, approval, authorization or order of, or any filing or declaration with any governmental authority or any other person is required for the consummation by the Lender of any of the transactions on its part contemplated under this Agreement.

Section 5.5 No Conflict. None of the execution, delivery, or performance of this Agreement, and the consummation of the transactions contemplated hereby, conflicts or will conflict with, or (with or without notice or lapse of time, or both) result in a termination, breach or violation of (i) any instrument, (including constating documents and shareholder and director resolutions or the like applicable to the Lender), contract or agreement to which the Lender is a party or by which it is bound; or (ii) any federal, state, provincial, local or foreign law, ordinance, judgment, decree, order, statute, or regulation, or that of any other governmental body or authority, applicable to the Lender.

Section 5.6 Receipt of Information. The Lender has received all documents, records, books and other information pertaining to its investment that has been requested by the Lender. The Lender was afforded (i) the opportunity to ask such questions as the Lender deemed necessary of, and to receive answers from, representatives of the Issuer concerning the merits and risks of acquiring the Convertible Notes; (ii) the right of access to information about the Issuer and its financial condition, results of operations, business, assets, properties, management and prospects sufficient to enable the Lender to evaluate the Convertible Notes; and (iii) the opportunity to obtain such additional information that the Issuer possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to acquiring the Convertible Notes.

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Section 5.7 No Advertising. The Lender has not engaged in or authorized, and will not engage in or authorize, activity that would constitute “directed selling efforts” under Regulation S or any form of general solicitation or general advertising in connection with or in respect of the Convertible Notes in any newspaper, magazine, printed media of general and regular paid circulation or any similar medium, or broadcast over radio or television or by means of the internet or otherwise or conducted any seminar or meeting concerning the offer or sale of the Convertible Notes whose attendees have been invited by any general solicitation or general advertising.

Section 5.8 Investment Purposes. The Lender is acquiring the Convertible Notes for its own account as principal, not as a nominee or agent, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof in whole or in part and no other person has a direct or indirect beneficial interest in the Convertible Notes the Lender is acquiring herein. Further, the Lender does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the Convertible Notes the Lender is acquiring.

Section 5.9 No Prospectus. If the Lender is a Canadian Investor, the Issuer is relying on an exemption from the requirement to provide the Lender with a prospectus under applicable Canadian securities Laws and, as a consequence of acquiring Notes pursuant to such exemption:

(a) certain protections, rights and remedies provided by such Canadian securities Laws against an issuer, underwriters, auditors, directors and officers, that are available to investors who acquire securities offered by a prospectus, may not be available to the Lender;

(b) the common law may not provide investors with an adequate remedy in the event that they suffer investment losses in connection with securities acquired in a private placement;

(c) the Lender may not receive information that would otherwise be required to be given under such Canadian securities Laws; and

(d) the Issuer is relieved from certain obligations that would otherwise apply under such Canadian securities Laws.

Section 5.10 No Guarantees. It has never been represented, guaranteed or warranted to the Lender by the Issuer, or any of its officers, directors, employees, agents or representatives, or any other Person, expressly or by implication, that:

(a) any gain will be realized by the Lender from the Lender’s investment in the Convertible Notes;

(b) there will be any approximate or exact length of time that the Lender will be required to remain as a holder of any of the Securities;

(c) the past performance or experience on the part of the Issuer, any of its Affiliates, its predecessors or any other Person, will in any way indicate any future results of the Issuer;

(d) any Person will resell or repurchase any of the Securities; or

(e) any Person will refund all or any part of the aggregate offer price for the Convertible Notes.

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Section 5.11 Investment Experience. Lender, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. The Lender is able to bear the economic risk of an investment in the Convertible Notes and, at the present time, is able to afford a complete loss of such investment.

Section 5.12 No Governmental Review. Lender understands that no United States federal or state agency or Canadian federal or provincial agency or any other Governmental Authority has passed on or made recommendations or endorsement of the Securities or the suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the transactions set forth herein.

Section 5.13 Legends. By its acceptance hereof the Lender acknowledges that the Convertible Notes and the Shares issuable upon conversion hereof will be subject to certain resale restrictions under applicable securities laws, and the Lender agrees to comply with all such restrictions and laws. The Lender further acknowledges and agrees that all Share certificates will bear the legend substantially in the form set forth on the face page hereof as well as any legends required by the Exchange, provided that such legend shall not be required on Share certificates issued at any time following four months plus one day from the Closing Date. The Lender acknowledges that the Issuer will be required to provide to the applicable securities regulatory authorities the identity and other personal information of the Lender and its principals and the Lender hereby agrees thereto.

Section 5.14 Access to Information. The Lender has received, has read carefully and understands this Agreement, the form of Note attached as Exhibit A, and has consulted its own attorney, accountant and/or investment advisor with respect to the transactions contemplated hereby and thereby and its suitability for the Lender. The Issuer has made available to the Lender, before the purchase of the Convertible Notes, the opportunity to ask questions of and receive answers from management of the Issuer concerning the terms and conditions of this Agreement and the Convertible Notes and to obtain any additional information necessary to verify information contained in the Agreement, the Convertible Notes or otherwise related to the financial data and business of the Issuer, to the extent that such parties possess such information or can acquire it without unreasonable effort or expense, and all such questions, if asked, have been answered satisfactorily and all such documents, if requested, have been found to be satisfactory.

Section 5.15 No Other Representations, Warranties, Covenants or Agreements of the Issuer. Except as set forth in this Agreement, the Note, or the Guaranty and Security Agreement, the Issuer has not made any representation, warranty, covenant or agreement with respect to the matters contained herein and therein.

Section 5.16 Source of Funding; Identity. The Lender acknowledges, understands, covenants and agrees that the source of payment for the Lender’s Convertible Notes is from his, her, their or its own account and that the Issuer may require additional information regarding (a) the source(s) of the payment for the Convertible Notes, and (b) the identity of the Lender, in order to facilitate the Issuer’s compliance with the U.S. Government’s anti-money laundering policies and procedures as set out in the USA PATRIOT ACT and elsewhere. The Lender acknowledges, understands, covenants and agrees that the funds representing the Lender’s payment for the Lender’s Convertible Notes which will be advanced by the Lender hereunder will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) and other similar Laws and the Lender acknowledges that the Issuer may in the future be required to disclose the Lender’s name and other information relating to this Agreement and the Lender’s subscription hereunder, on a confidential basis, pursuant to such Laws.

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Section 5.17 Regulatory Filing. The information provided by the Lender in the Schedule of Lender identifying the name, address, telephone number and email address of the Lender, the number of Notes being purchased and issued hereunder, the offering price for the Convertible Notes, the Closing Dates for the Offering, the exemption that the Lender is relying on in purchasing and being issued the Convertible Notes and the Lender’s registrant or insider status, as applicable, may be disclosed to the securities regulatory authority or regulator in each of the provinces and territories of Canada in which Notes are distributed by the Issuer, and such information is being collected by such securities regulatory authorities and regulators under the authority granted to each of them under securities legislation. This information is being collected for the purposes of the administration and enforcement of the securities legislation of such jurisdictions. The Lender hereby authorizes the indirect collection of such information by such securities regulatory authorities and regulators. In the event the Lender has any questions with respect to the indirect collection of such information by such securities regulatory authorities and regulators, the Lender should contact the applicable securities regulatory authority or regulator using the contact information set out in Exhibit B attached hereto (Contact Information – Provincial and Territorial Securities Regulatory Authorities).

Section 5.18 Personal Information. The Lender acknowledges that this Agreement and the Exhibits attached hereto require the Lender to provide certain personal information to the Issuer. Such information is being collected by the Issuer for the purposes of completing the Offering, which includes, without limitation, determining the Lender’s eligibility to purchase the Convertible Notes under applicable securities Laws and completing filings required by any applicable securities commission or other regulatory authority. The Lender’s personal information may be disclosed by the Issuer to: (a) securities commissions or stock exchanges, (b) taxing authorities, and (c) any of the other parties involved in the Offering, including legal counsel to the Issuer, and may be included in record books in connection with the Offering. By executing this Agreement, the Lender is deemed to be consenting to the foregoing collection, use and disclosure of the Lender’s personal information. The Lender also consents to the filing of copies or originals of any of the Lender’s documents described herein as may be required to be filed with any securities commission or stock exchange.

Article VI
COVENANTS AND ADDITIONAL AGREEMENTS

Section 6.1 Affirmative Covenants. Until the time that all of the Convertible Notes have been repaid in full or converted to Common Stock in accordance with their terms, and all obligations of the Issuer to the Lender pursuant to the Convertible Notes and this Agreement are indefeasibly repaid in full, the Issuer shall, unless agreed otherwise by the prior written approval of the Lender:

(a) Make all payments under the Convertible Notes as and when required;

(b) Comply in all material respects with Laws applicable to the Issuer or its operations, other than United States federal laws relating to cannabis;

(c) Maintain insurance on its operations in accordance with its past practice;

(d) Diligently pursue obtaining all necessary approvals to permit the transfer of the license contemplated by the Acquisition;

(e) Ensure that all times the Security shall have a first ranking claim in respect of the MJAR-Harvest Note prior to conversion thereof into membership interests of the Target and after such conversion, the security listed in Section 6.1(g) below.

(f) Promptly upon (and in any event upon five (5) Business Days of) the closing of the Acquisition contemplated by the Purchase Agreement, the Issuer shall cause the Buyer to convert all of the outstanding indebtedness of Target owing to Buyer into membership interests of the Target and thereby cause the Buyer to be sole member of the Target;

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(g) Concurrently with the actions contemplated above in Section 6.1(f), enter into a revised Guaranty and Security Agreement with the Lender which shall provide to the Lender a first ranking security interest in (i) the equity interests in the Buyer held by HDCPNV, (ii) all or substantially all of the assets of the Buyer, and (iii) all or substantially all of the assets of the Target and any of the Target’s subsidiaries (including without limitation any entity in respect of which the Target has a controlling interest, whether it be a partnership, limited liability company, corporation or otherwise), in each case, solely to the extent in which a security interest is permitted to be granted by applicable law, and ensure that at all times such security agreement remains in full force and effect, enforceable against the parties thereto (other than the Lender) and is perfected (by registration, where required) under applicable law;

(h) Ensure that all times prior to conversion of the MJAR-Harvest Note that the MJAR-Harvest Security Agreement has been perfected (by registration, where required) in all applicable jurisdictions to secure all outstanding obligations owing to Buyer in respect of the MJAR-Harvest Note;

(i) Promptly notify the Lender of the existence of any Event of Default pursuant to the terms of this Agreement or any circumstance or thing that could reasonably be expected to result in the occurrence of any Event of Default with the giving of notice or the passage of time, or both; and

(j) Notwithstanding anything contained herein, in the event the Issuer exercises its Accelerated Conversion Right (as such term is defined in the Convertible Note), the Issuer shall take any and all required actions to deliver unrestricted Shares to the Lender that do not contain any restrictions on the right to transfer/sell/trade such Shares.

Section 6.2 Negative Covenants. Until the time that all of the Convertible Notes have been repaid in full or converted to Common Stock in accordance with their terms, and all obligations of the Issuer to the Lender pursuant to the Convertible Notes and this Agreement are indefeasibly repaid in full, the Issuer shall not, without the prior written approval of the Lender:

(a) Incur any indebtedness other than as permitted under the Trust Indenture;

(b) Make any distributions to any shareholders of the Issuer or to any Affiliates of the Issuer other than as permitted under the Trust Indenture;

(c) Enter into any transactions with any Affiliate, other than those in the Ordinary Course of Business or as permitted under the Trust Indenture;

(d) Sell or otherwise dispose of any assets of the Issuer, other than in the Ordinary Course of Business or as permitted under the Trust Indenture;

(e) Cause or permit to exist any breach of the terms of the Purchase Agreement or the MJAR Harvest Note;

(f) Cause or permit any amendment to the terms of the Purchase Agreement or the MJAR Harvest Note without the prior written consent of the Lender, not to be unreasonably withheld, conditioned, or delayed;

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(g) Cause or permit the Shares (as defined in the Convertible Notes) to cease to be listed on the Exchange (as defined in the Convertible Notes);

(h) Cause or permit voluntary repayment of the Senior Secured Notes unless the Notes are rateably repaid at the same time; or

(i) Cause or permit the Buyer to cease to be a wholly owned indirect subsidiary of the Issuer.

Section 6.3 Withholding. The Parties agree that, with respect to any Non-U.S. Lender (as defined below), the Issuer shall be entitled to deduct and withhold from any payments made to such Non-U.S. Lender such amounts as required by applicable Laws at the time of such payment, which amounts are currently 30% (or at a lower rate if provided by an applicable tax treaty and the Non-U.S. Lender provides the documentation (generally, IRS Form W-8BEN or W-8BEN-E) required to claim benefits under such tax treaty to the Issuer). “Non-U.S. Lender” means any Lender who is not a (i) an individual who is a citizen or resident of the United States, (ii) a corporation created or organized under the laws of the United States, any state thereof or the District of Columbia, (iii) an estate, the income of which is subject to U.S. federal income tax regardless of its source, (iv) a trust (x) with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or (y) that has in effect a valid election under applicable U.S. Treasury Regulations to be treated as a U.S. person; or (v) a Canadian resident or domiciled entity for tax purposes (provided that a tax treaty exists negating any requirement for such withholding tax deduction). For greater certainty, as of the date of this Agreement, the Lender satisfies the requirement of “(v)” and no withholding tax shall be applicable.

Article VII
EVENTS OF DEFAULT

Section 7.1 Event of Default. The Lender may elect to declare an “Event of Default” if any of the following occurs:

(a) An “Event of Default” occurs under the Trust Indenture (after giving effect to any notice, grace, or cure period provided for therein);

(b) any breach of the terms of Section 6.1(a), (b), or (c) of, and such failure continues for 10 days beyond Issuer’s receipt of written notice from Lender of such failure, provided that if the Issuer fails to provide the notice set out in Section 6.1(i) then no such period shall apply;

(c) any breach of the term of part Article VI – Covenants and Additional Agreements or any of the terms of the Convertible Notes, other than those section listed in Section 7.1(b) above, and such failure continues for 5 days;

(d) any representation or warranty contained in this Agreement is false, or misleading in any material respect.

Section 7.2 Consequences of Events of Default If an Event of Default has occurred and is continuing (i) the Lender may, by notice to the Issuer, declare all or any portion of the then outstanding principal amount of the Convertible Notes, together with all accrued and unpaid interest thereon, and the Convertible Notes shall thereupon become, immediately due and payable in cash and (ii) the Lender shall have the right to pursue any other remedies that the Lender may have under applicable Law including the enforcement of any security interest it may have in respect of the obligation set out in this Agreement, or guarantees provided in association with this Agreement.

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Article VIII

Section 8.1 Governing Law; Consent to Jurisdiction. This Agreement shall be governed, construed and enforced in accordance with the laws of the Province of British Columbia, without application of the conflicts of laws provisions thereof.

Section 8.2 Waiver of Jury Trial; Exemplary Damages.

(a) EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS Section 8.2(a).

(b) Each of the Parties acknowledge that each has been represented in connection with the signing of this waiver by independent legal counsel selected by the respective Party and that such Party has discussed the legal consequences and import of this waiver with legal counsel. Each of the Parties further acknowledge that each has read and understands the meaning of this waiver and grants this waiver knowingly, voluntarily, without duress and only after consideration of the consequences of this waiver with legal counsel.

Section 8.3 Indemnification.

(a) By the Issuer. The Issuer will indemnify and hold the Lender and its directors, officers, shareholders, employees and agents, and any other persons with a functionally equivalent role of a person holding such titles notwithstanding a lack of such title or any other title (each, a “Lender Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees, costs of investigation and costs of enforcing this indemnity, that any the Lender Party may suffer or incur as a result of the Lender subscribing for the Convertible Notes or any breach of any of the representations, warranties, covenants or agreements made by the Issuer in this Agreement. If any action shall be brought against any Lender Party in respect of which indemnity may be sought pursuant to this Agreement, the Lender Party shall promptly notify the Issuer in writing, and the Issuer shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Lender Party. Any Lender Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Lender Party except to the extent that (i) the employment thereof has been specifically authorized by the Issuer in writing, (ii) the Issuer has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Issuer and the position of the Lender Party, in which case the Issuer shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Issuer shall not settle or compromise any claim for which a Lender Party seeks indemnification hereunder without the prior written consent of the Lender Party and such consent not to be unreasonably withheld, conditioned or delayed, unless such settlement involves a full and complete release of the applicable Lender Party. The indemnification required by this Section 8.3(a) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or are incurred, provided, however, that the recipient thereof shall execute a customary undertaking to repay any such amounts in the event that such recipient is ultimately determined not to be entitled to indemnification hereunder.

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(b) By The Lender. The Lender, severally and not jointly, will indemnify and hold the Issuer and its directors, officers, stockholders, members, partners, employees and agents, and any other persons with a functionally equivalent role of a person holding such titles notwithstanding a lack of such title or any other title (each, a “Issuer Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees, costs of investigation and costs of enforcing this indemnity, that any such Issuer Party may suffer or incur as a result of any breach of any of the representations, warranties, covenants or agreements made by the Lender in this Agreement. If any action shall be brought against any Issuer Party in respect of which indemnity may be sought pursuant to this Agreement, such Issuer Party shall promptly notify the applicable Lender in writing, and the Lender shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Issuer Party. Any Issuer Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Issuer Party except to the extent that (i) the employment thereof has been specifically authorized by the applicable Lender in writing, (ii) the applicable Lender has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Issuer Party and the position of such applicable Lender, in which case the applicable Lender shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Lender shall not settle or compromise any claim for which a Issuer Party seeks indemnification hereunder without the prior written consent of such Issuer Party and such consent not to be unreasonably withheld, conditioned or delayed, unless such settlement involves a full and complete release of the applicable Issuer Party. The indemnification required by this Section 8.3(b) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or are incurred, provided, however, that the recipient thereof shall execute a customary undertaking to repay any such amounts in the event that such recipient is ultimately determined not to be entitled to indemnification hereunder.

Section 8.4 Specific Performance. The Parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by them in accordance with the terms hereof or were otherwise breached and that each Party hereto shall be entitled to an injunction or injunctions, specific performance and other equitable relief to prevent breaches of the provisions hereof and to enforce specifically the terms and provisions hereof, without the proof of actual damages, in addition to any other remedy to which they are entitled at law or in equity. Each Party agrees to waive any requirement for the security or posting of any bond in connection with any such equitable remedy, and agrees that it will not oppose the granting of an injunction, specific performance or other equitable relief on the basis that (a) the other Party has an adequate remedy at law, or (b) an award of specific performance is not an appropriate remedy for any reason at law or equity.

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Section 8.5 Attorneys’ Fees and other Expenses. In the event that any Party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the prevailing Party shall be reimbursed by the losing Party for all costs, including reasonable attorney’s fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein. For greater certainty, and notwithstanding the previous sentence or any other term of this Agreement, the Convertible Note, or the Guaranty and Security Agreement, the Issuer shall at all times fully indemnify the Lender for, and pay to the Lender on demand, all reasonable documented and out-of-pocket costs and expenses incurred by the Lender from time to time (including without limitation reasonable legal fees) in connection with negotiating and documenting this Agreement, the Convertible Notes and the Guaranty and Security Agreement, any amendments, waivers, or consents associated therewith, any third party expenses incurred in the administration of this Agreement, the Convertible Note, or the Guaranty and Security Agreement from time to time, and any enforcement by the Lender of its rights under this Agreement, the Convertible Notes or the Guaranty and Security Agreement.

Section 8.6 Severability. Any term or provision of this Agreement or the Convertible Notes that is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or thereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction or other authority declares that any term or provision hereof or thereof is invalid, void or unenforceable, each of the Issuer and the Lender agrees that the court making such determination shall have the power to reduce the scope, duration, area or applicability of the term or provision; to delete specific words or phrases; or to replace any invalid, void or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid, void or unenforceable term or provision.

Section 8.7 Entire Agreement. This Agreement and the Convertible Notes constitute the entire agreement between the Parties with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings and negotiations, whether written or oral, of the Parties.

Section 8.8 Arm’s Length Bargaining; No Presumption Against Drafter. This Agreement has been negotiated at arm’s-length by parties of equal bargaining strength, each represented by counsel or having had but declined the opportunity to be represented by counsel and having participated in the drafting of this Agreement. This Agreement creates no fiduciary or other special relationship between the Parties, and no such relationship otherwise exists. No presumption in favor of or against any Party in the construction or interpretation of this Agreement or any provision hereof shall be made based upon which Person might have drafted this Agreement or such provision.

Section 8.9 Further Assurances. From time to time, whether at or following a Closing, each Party shall make reasonable commercial efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things reasonably necessary, proper or advisable, including as required by applicable laws, to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement. Each Party’s representations, warranties and covenants hereunder shall survive the Closings, and it is the intention of the all of the parties to this Agreement that this Agreement and all covenants contained herein and all rights of the Lender contained herein and in the Convertible Note shall survive until the Lender is indefeasibly repaid in full the obligations owing to it pursuant to the Convertible Notes, the Security and this Agreement.

Section 8.10 Amendment; Waiver. This Agreement may be amended, and the observance of any term hereof may be waived (either retroactively or prospectively), only upon the written consent of the Issuer and the Lender. Any Note may be amended, and the observance of any term thereof may be waived (either retroactively or prospectively), only upon the written consent of the Issuer and Lender holding such applicable Note. Notwithstanding any other terms of this Agreement, this Agreement and the Schedule of Lender may be amended after the initial Closing to add Lender participating in subsequent Closings without the consent of any Party hereto other than the Issuer.

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Section 8.11 Transferability. Neither this Agreement nor the Convertible Notes may be assigned or transferred, directly or indirectly, by any Lender to any Person without the prior written consent of the Issuer. Any purported transfer of the Convertible Notes in violation of this Section 8.11 shall be null and void.

Section 8.12 Notices.

(a) Any notice or other communications required or permitted hereunder shall be in writing and shall be sufficiently given if personally delivered to it or sent by email, overnight courier or registered mail or certified mail, postage prepaid, addressed as follows:

If to the Issuer, to:

Harvest Health & Recreation Inc.

Attn: Jason Vedadi

1155 W. Rio Salado Parkway, Suite 201

Tempe, AZ 85281

Email: [***]

If to the Lender, to:

Bridging Finance Inc.

Attn: David Sharpe

2925 – 77 King Street West

Toronto, Ontario M5K 1K7

Email: [***]

With a copy (which shall not constitute notice) to:

Kevin Moreau

2925 – 77 King Street West

Toronto, Ontario M5K 1K7

Email: [***]

(b) Any Party may change its address for notices hereunder upon notice to each other Party in the manner for giving notices hereunder.

(c) Any notice hereunder shall be deemed to have been given (i) upon receipt, if personally delivered, (ii) on the day after dispatch, if sent by overnight courier, (iii) upon dispatch, if transmitted by email with return receipt requested and received and (iv) three (3) days after mailing, if sent by registered or certified mail.

Section 8.13 Descriptive Headings. The descriptive headings herein are inserted for convenience of reference only and shall in no way be construed to define, limit, describe, explain, modify, amplify, or add to the interpretation, construction or meaning of any provision of, or scope or intent of, this Agreement nor in any way affect this Agreement.

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Section 8.14 Confidentiality. Each Party agrees that, unless and until the transactions contemplated by this Agreement have been consummated, it and its Representatives will hold in strict confidence all data and information obtained with respect to another Party or any subsidiary thereof from any Representative, officer, director or employee, or from any books or records or from personal inspection, of such other Party, and shall not use such data or information or disclose the same to others, except (i) to the extent such data or information is published, is a matter of public knowledge, or is required by Law to be published; (ii) to the extent that such data or information must be used or disclosed in order to consummate the transactions contemplated by this Agreement or (iii) to the extent that such use or disclosure is otherwise permitted by this Agreement. In the event of the termination of this Agreement, each Party shall return to the applicable other Party all documents and other materials obtained by it or on its behalf and shall destroy all copies, digests, work papers, abstracts or other materials relating thereto, and each Party will continue to comply with the confidentiality provisions set forth herein.

Section 8.15 Public Announcements and Filings. Unless required by applicable Law or regulatory authority, none of the Parties will issue any report, statement or press release to the general public, to the trade, to the general trade or trade press, or to any third party (other than its advisors and Representatives in connection with the transactions contemplated hereby) or file any document, relating to this Agreement and the Offering, except as may be mutually agreed by the Parties. Copies of any such filings, public announcements or disclosures, including any announcements or disclosures mandated by Law or regulatory authorities, shall be delivered to each Party at least one (1) business day prior to the release thereof, provided, however, that the Issuer shall not be required to deliver any post-closing filing related to the transactions contemplated herein that will be made with the securities commissions in Canada in connection herewith.

Section 8.16 Third Party Beneficiaries. This contract is strictly between the Parties and, except as specifically provided, no other Person and no director, officer, stockholder, employee, agent, independent contractor or any other Person shall be deemed to be a third-party beneficiary of this Agreement.

Section 8.17 Successors and Assigns. All covenants and other agreements contained in this Agreement by or on behalf of any of the Parties bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Convertible Note) whether so expressed or not, but only to the extent that Section 8.11 hereof has been complied with.

Section 8.18 Judgment Currency. To the extent permitted by applicable law, the obligations of the Issuer to the Lender pursuant to this Note and all documentation ancillary thereto (including all security and guarantees) shall, notwithstanding any payment in any other currency (the “Other Currency”) (whether pursuant to a judgment or otherwise), be discharged only to the extent of the amount in the currency in which it is due (the “Agreed Currency”). The Lender may, in accordance with its normal banking procedures, purchase with the sum paid in the Other Currency (after any premium and costs of exchange) on the business day in Toronto immediately after the day on which the Lender receives the payment. If the amount in the Agreed Currency that may be so purchased for any reason falls short of the amount originally due, the Issuer shall pay all additional amounts, in the Agreed Currency, as may be necessary to compensate for the shortfall. Any obligation of the Issuer not discharged by that payment shall, to the extent permitted by Applicable Law, be due as a separate and independent obligation and, until discharged as provided in this section, continue in full force and effect.

Section 8.19 Confidentiality. Except as required by law, the Lender agrees that it shall keep confidential and shall not disclose or divulge any confidential, proprietary or secret information that the Lender may obtain from the Issuer pursuant to its operating agreement, financial statements, reports and other materials submitted by the Issuer to the Lender pursuant to this Agreement or otherwise, or pursuant to visitation or inspection rights granted under this Agreement, unless such information is known, or until such information becomes known, to the public; provided that a Lender may disclose such information (a) to its attorneys, accountants, consultants and other professionals to the extent necessary to obtain their services in connection with its investment in the Issuer, or (b) to any affiliate of the Lender or to a partner, member or stockholder of the Lender.

Section 8.20 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument. The execution and delivery of a facsimile or other electronic transmission of a signature to this Agreement shall constitute delivery of an executed original and shall be binding upon the person whose signature appears on the transmitted copy.

[Signatures Appear on Following Page]

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IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly signed as of the Effective Date.

ISSUER:

HARVEST HEALTH & RECREATION INC.

By:	/s/ Jason Vedadi
Name:	Jason Vedadi
Title:	Executive Chairman

[signature page to Note Purchase Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly signed as of the Effective Date.

LENDER:

BRIDGING FINANCE INC., AS AGENT

By:	/s/ David Sharpe
Name:	David Sharpe
Title:	Chief Executive Officer

[signature page to Note Purchase Agreement]

Exhibit A

Form of Note

(Attached)

A-1

Exhibit B

Purchase Agreement

(Attached)

B-1

Exhibit C

MJAR-Harvest Note

(Attached)

C-1

Exhibit D

Contact Information – Provincial and territorial Securities Regulatory Authorities

The contact information of the public official in

the local jurisdiction who can answer questions

about the security regulatory authority’s or

regulator’s indirect collection of information

is as follows:

Alberta Securities Commission

Suite 600, 250 – 5th Street SW

Calgary, Alberta T2P 0R4

Telephone: (403) 297-6454

Toll free in Canada: 1-877-355-0585

Facsimile: (403) 297-2082

British Columbia Securities Commission

P.O. Box 10142, Pacific Centre

701 West Georgia Street

Vancouver, British Columbia V7Y 1L2

Inquiries: (604) 899-6854

Toll free in Canada: 1-800-373-6393

Facsimile: (604) 899-6581

Email: inquiries@bcsc.bc.ca

The Manitoba Securities Commission

500 – 400 St. Mary Avenue

Winnipeg, Manitoba R3C 4K5

Telephone: (204) 945-2548

Toll free in Manitoba 1-800-655-5244

Facsimile: (204) 945-0330

Financial and Consumer Services Commission (New Brunswick)

85 Charlotte Street, Suite 300

Saint John, New Brunswick E2L 2J2

Telephone: (506) 658-3060

Toll free in Canada: 1-866-933-2222

Facsimile: (506) 658-3059

Email: info@fcnb.ca

Government of Newfoundland and Labrador

Financial Services Regulation Division

P.O. Box 8700

Confederation Building

2nd Floor, West Block

Prince Philip Drive

St. John’s, Newfoundland and Labrador A1B 4J6

Attention: Director of Securities

Telephone: (709) 729-4189

Facsimile: (709) 729-6187

Government of the Northwest Territories

Office of the Superintendent of Securities

P.O. Box 1320

Yellowknife, Northwest Territories X1A 2L9

Attention: Deputy Superintendent, Legal &

Enforcement

Telephone: (867) 920-8984

Facsimile: (867) 873-0243

Nova Scotia Securities Commission

Suite 400, 5251 Duke Street

Duke Tower

P.O. Box 458

Halifax, Nova Scotia B3J 2P8

Telephone: (902) 424-7768

Facsimile: (902) 424-4625

Ontario Securities Commission

20 Queen Street West, 22nd Floor

Toronto, Ontario M5H 3S8

Telephone: (416) 593- 8314

Toll free in Canada: 1-877-785-1555

Facsimile: (416) 593-8122

Email: exemptmarketfilings@osc.gov.on.ca

Public official contact regarding indirect collection of information: Inquiries Officer

Prince Edward Island Securities Office

95 Rochford Street, 4th Floor Shaw Building

P.O. Box 2000

Charlottetown, Prince Edward Island C1A 7N8

Telephone: (902) 368-4569

Facsimile: (902) 368-5283

Autorité des marchés financiers

800, Square Victoria, 22e étage

C.P. 246, Tour de la Bourse

Montréal, Québec H4Z 1G3

Telephone: (514) 395-0337 or 1-877-525-0337

Facsimile: (514) 873-6155 (For filing purposes only)

Facsimile: (514) 864-6381 (For privacy requests only)

Email: financementdessocietes@lautorite.qc.ca

(For corporate finance issuers)

fonds_dinvestissement@lautorite.qc.ca (For investment fund issuers)

Financial and Consumer Affairs Authority of Saskatchewan Suite 601 - 1919 Saskatchewan Drive Regina, Saskatchewan S4P 4H2 Telephone: (306) 787-5879 Facsimile: (306) 787-5899

Government of Yukon

Department of Community Services

307 Black Street, 1st floor

Box 2703, C-6

Whitehorse, Yukon Y1A 2C6

Telephone: (867) 667-5466

Facsimile: (867) 393-6251

Office of the Superintendent of Securities

Email: Securities@gov.yk.ca

Government of Nunavut Department of Justice Legal Registries Division P.O. Box 1000, Station 570 1st Floor, Brown Building Iqaluit, Nunavut X0A 0H0 Telephone: (867) 975-6590 Facsimile: (867) 975-6594

D-1